Second Quarter 2015 Financial Results Supplement August 4, 2015 Exhibit 99.2

©  Freddie Mac
Table of contents
1
Financial Results
Segment Business Information
2 -
Quarterly Financial Results
11 -
Single-Family New Funding Volume
3 -
Financial Results -
Key Drivers
12 -
4 -
Financial Results -
Key Drivers:  Derivative Gains (Losses)
13 -
Single-Family Risk Transfer Transactions
5 -
Comprehensive Income
14 -
6 -
Treasury Draw Requests and Dividend Payments
15 -
7 -
Segment Financial Results
16 -
17 -
Housing Market
18 -
8 -
National Home Prices
19 -
9 -
Home Price Performance by State:  June 2014 to June 2015
20 -
10 -
21 -
22 -
23 -
24 -
25 -
26 -
Single-Family Management and Guarantee Fees Charged on New
Acquisitions
Interest Rate Risk Measures
Single-Family Transferred Credit Risk
Housing Market Support
Single-Family Credit Quality -
Purchases
Multifamily Securitization Volume
Multifamily Market and Freddie Mac Delinquency Rates
Multifamily Business Volume and Portfolio Composition
Investments -
Mortgage-Related Investments Portfolio:
More Liquid versus Less Liquid Assets
Investments -
Purchase Agreement Portfolio Limits
Single-Family Credit Quality -
Credit Guarantee Portfolio
Single-Family Mortgage Market and Freddie Mac Delinquency Rates
Multifamily Percentage of Affordable Units Financed
Single-Family Real Estate Owned
Investments -
Mortgage-Related Investments Portfolio Composition

©  Freddie Mac
Quarterly financial results
Note: Columns and rows may not add due to rounding.
2
$ Millions
2Q15
vs
2Q15
1Q15
1Q15
1
Net interest income
3,969
$
3,647
$
322
$
2
Benefit for credit losses
857
499
358
3
    Derivative gains (losses)
3,135

(2,403)

5,538
4
    Other non-interest income (loss)
(594)
256
(850)
5
Non-interest income (loss)
2,541

(2,147)

4,688
6
Non-interest expense
(1,289)

(1,211)

(78)
7
Pre-tax income
6,078
$
788
$
5,290
$
8
Income tax expense
(1,909)
(264)
(1,645)
9
Net income
4,169
$
524
$
3,645
$
10
Total other comprehensive income (loss),
net of taxes
(256)
222
(478)
11
Comprehensive income
3,913
$
746
$
3,167
$
12
Total equity / GAAP net worth (ending balance)
5,713
$
2,546
$
3,167
$

©  Freddie Mac
Financial
results
–
key
drivers
Net Interest Income and Net Interest Yield
$ Billions
Benefit (Provision)
for Credit Losses
$ Billions
Other
Non-Interest
Income
(Loss)
1
$ Billions
Administrative
Expense
and
Efficiency
Ratio
2
$ Billions
1
Includes settlement benefits from private-label securities litigation.
2
Efficiency
(in
basis
points)
is
the
ratio
of
administrative
expense
to
the
average
total
mortgage
portfolio,
calculated
on
an
annualized
basis.
3
Annual
2013:  $16.5; 82 bps
2014:  $14.3; 74 bps
Annual
2013:  $2.5
2014:  ($0.1)
Annual
2013:  ($1.8); 9.3 bps
2014:  ($1.9); 9.8 bps
Annual
2013:  $5.9
2014:  $8.2
($0.45)
($0.47)
($0.49)
($0.45)
($0.50)
9.5 bps
10.0 bps
10.3 bps
9.4 bps
10.4 bps
2Q14
3Q14
4Q14
1Q15
2Q15
Administrative Expense
Efficiency Ratio
$3.5
$3.7
$3.6
$3.6
$4.0
73 bps
77 bps
74
bps
75 bps
82 bps
2Q14
3Q14
4Q14
1Q15
2Q15
Net interest income
Net interest yield
$0.5
$1.4
$0.8
$0.3
($0.6)
2Q14
3Q14
4Q14
1Q15
2Q15
$0.6
($0.6)
($0.02)
$0.5
$0.9
2Q14
3Q14
4Q14
1Q15
2Q15

©  Freddie Mac
2-Year and 10-Year LIBOR Rates
Percent (%)
Derivative Gains (Losses)
Fair
Value
Changes
vs.
Interest
Carry
1
$ Billions
4
($1.9)
($0.6)
($3.4)
1
Represents
the net amount the company accrues during a period for interest-rate swap payments it will make or receive.
Note: Totals may not add due to rounding.
($2.4)
$3.1
($0.7)
($0.6)
($0.7)
($0.6)
($0.5)
($1.3)
($2.7)
($1.8)
$3.7
2Q14
3Q14
4Q14
1Q15
2Q15
Derivative Interest Carry
Derivative Fair Value Changes
0.58
0.83
0.89
0.81
0.83
0.84
0.90
2.61
2.66
2.29
2.03
2.13
2.19
2.45
2Q14
3Q14
4Q14
1Q15
Apr-15
May-15
Jun-15
2-Year
10-Year
Financial results – key drivers:
Derivative gains (losses)

©  Freddie Mac
Comprehensive income

Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans.
A
B
C = A + B
$ Billions
5
$1.9
$2.8
$0.3
$0.7
$3.9
2Q14
3Q14
4Q14
1Q15
2Q15
Net income
Total other comprehensive income (loss), net of taxes
Comprehensive income
¹

©  Freddie Mac
Dividend Payments to Treasury
5
Draw Requests from Treasury
4
Treasury draw requests and dividend payments
1
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.
2
Amounts may not add due to rounding.
3
Amount
does
not
include
the
September
2015
dividend
obligation
of
$3.9
billion.
4
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q12 was funded in 2Q12).
5
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2014 for more information.
$ Billions
Draw Requests From Treasury
Dividend Payments to Treasury
6
Cumulative
Total
Total Senior Preferred Stock
Outstanding
$72.3
Less:  Initial Liquidation Preference
1
$1.0
Treasury Draws
$71.3
Cumulative
Total
Dividend Payments as of 6/30/15
$92.6
3Q15 Dividend Obligation
$3.9
Total Dividend Payments
2
$96.5
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0
$0.0
$0.0
2008
2009
2010
2011
2012
2013
2014
YTD
2015
$0.2
$4.1
$5.7
$6.5
$7.2
$47.6
$19.6
$1.6
2008
2009
2010
2011
2012
2013
2014
YTD
2015

©  Freddie Mac
Segment financial results
$ Billions
Investments
Multifamily
Single-Family Guarantee
1
Comprehensive Income
Segment Earnings
Segment  Other Comprehensive Income (Loss)
$3.0
$0.3
$0.5
1
Comprehensive income approximated segment earnings for both 1Q15 and 2Q15.
Note: Totals may not add due to rounding.
7
$0.1
$0.4
$0.4
$0.1
$0.5
1Q15
2Q15
$0.2
($0.2)
$0.2
$3.2
1Q15
2Q15
($0.1)
$0.3
$0.5
1Q15
2Q15

©  Freddie Mac
1
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indices where the value weights are based on Freddie Mac’s single-family
credit
guarantee
portfolio.
Other
indices
of
home
prices
may
have
different
results,
as
they
are
determined
using
home
prices
relating
to
different
pools
of
mortgage
loans
and calculated under different conventions than Freddie Mac’s.  Quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  ‘SA’ denotes
‘Seasonally Adjusted’ and ‘NSA’ denotes ‘Not Seasonally Adjusted’; seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline, based on the NSA series, calculated as the percent change from June 2006 to June 2015.
Source: Freddie Mac.
National
home
prices
1
Cumulative decline of 6% since June 2006
(NSA Series)
Freddie Mac House Price Index (December 2000=100)
8
100
110
120
130
140
150
160
170
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
United States (SA)
United States (NSA)
2015Q2 NSA Index Growth: 3.7%
2015Q2 SA Index Growth: 1.2%

©  Freddie Mac
4%
AL
3%
AK
8%
4 to 7%
-1 to 1%
2 to 3%
4%
AR
6%
AZ
8%
CA
12%
CO
CT -1%
DC 9%
DE 3%
9%
FL
7%
GA
5%
HI
3%
IA
5%
ID
3%
IL
3%
IN
3%
KS
KY 3%
5%
LA
3%
5%
ME
7%
MI
4%
MN
6%
MO
3%
MS
5%
MT
NC 6%
4%
ND
5%
NE
NJ 1%
2%
NM
9%
NV
2%
NY
5%
OH
3%
OK
9%
OR
1%
PA
RI 3%
5%
SC
5%
SD
TN 6%
8%
TX
6%
UT
1%
VA
10%
WA
3%
WI
6%
WV
3%
WY
4%
4%
VT
3%
MD
MA
NH
Home price performance by state
June 2014 to June 2015
1
United States 5%
1
The
Freddie
Mac
House
Price
Index
for
the
U.S.
is
a
value-weighted
average
of
the
state
indexes
where
the
value
weights
are
based
on
Freddie
Mac’s
single-family
credit
guarantee
portfolio.
Other
indices
of
home
prices
may
have
different
results,
as
they
are
determined
using
different
pools
of
mortgage
loans
and
calculated
under
different
conventions.
The
Freddie
Mac
House
Price
Index
for
the
U.S.
is
a
non-seasonally
adjusted
monthly
series.
Percent
changes
were
rounded
to
nearest
whole
percentage
point.
Source: Freddie Mac

©  Freddie Mac
Housing market support
Number of Families Freddie Mac Helped
to
Own
or
Rent
a
Home
1
In Thousands
Single-Family
Loan
Workouts
2
Number of Loans (000)
1
Based on the company’s purchases of loans and issuances of mortgage-related securities.  For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Consists of both home retention actions and foreclosure alternatives.
3
These categories are not mutually exclusive and a borrower in one category may also be included in another category in the same or another period.  For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.
133
275
208
169
168
Repayment
plans
3
Loan
modifications
3
Forbearance
agreements
3
Short sales and deed-in-lieu of
foreclosure
transactions
3
Home Retention Actions
Foreclosure Alternatives
Cumulative Since 2009:    14,069
Cumulative Since 2009:    1,126
10
120
53
2,480
2,089
1,830
2,472
2,458
1,627
1,113
2009
2010
2011
2012
2013
2014
YTD
2015
2009
2010
2011
2012
2013
2014
YTD
2015

©  Freddie Mac
$26
$33
$36
$52
$62
$33
$43
$35
$28
$39
2Q14
3Q14
4Q14
1Q15
2Q15
Refi UPB
Purchase UPB
Single-family new funding volume
$ Billions
$59
$77
$71
$80
11
Note: Totals may not add due to rounding.
Annual
2013:  $423
2014:  $255
$101

©  Freddie Mac
Single-family management and guarantee fees charged
on new acquisitions
1
Includes
the
effect
of
fee
adjustments
that
are
based
on
the
price
performance
of
Freddie
Mac’s
PCs
relative
to
comparable
Fannie
Mae
securities.
2
Represents the estimated average rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans.
3
Net
of
legislated
10
basis
point
guarantee
fee
remitted
to
Treasury
as
part
of
the
Temporary
Payroll
Tax
Cut
Continuation
Act
of
2011.
Quarterly
In Basis Points (bps), Annualized
12
Annual
In Basis Points (bps)
Single-Family Management and Guarantee Fee Charged on New Acquisitions
(net of amounts remitted to Treasury)
1, 2, 3
48
47
47
47
45
2Q14
3Q14
4Q14
1Q15
2Q15
20
25
27
31
41
47
2009
2010
2011
2012
2013
2014

©  Freddie Mac
Single-family risk transfer transactions
Structured Agency Credit Risk
(STACR
®
)
Debt Note Issuances
$ Billions
Agency
Credit
Insurance
Structure
®
(ACIS
®
Reinsurance) Transactions
$ Millions
13
1
At issuance.  Includes $138.4 billion of UPB related to credit risk transfer transactions completed during the first half of 2015.
2
In March 2015, Freddie Mac and one of its ACIS counterparties revised a number of the company’s existing ACIS policies changing the coverage from calculated losses using a predefined formula to coverage based on actual losses.
$4.9
$1.1
2013
2014
YTD
2015
$706.7
$223.1
2013
2014
YTD
2015
Calculated loss
Actual loss
Calculated loss
Actual loss
$2.2
$2.0
$4.1
$77.4
$709.2
$929.9
Cumulative
$ Billions
STACR Issuances
$10.2
ACIS Reinsurance Transactions
$1.7
Reference Pool UPB
1
$343.8
2

©  Freddie Mac
Single-family Transferred Credit Risk
Based on Remaining Balance as of Period End
$ Billions
Single-family
transferred
credit
risk
1
14
1
Represents single-family credit risk transferred through STACR debt note and ACIS (re)insurance transactions.
2
Freddie Mac holds the senior risk, which is unfunded and not issued.
09/30/14                     12/31/14                     03/31/15
06/30/15
Mezzanine loss positions:
Transferred to third parties
Mezzanine loss positions:
Retained by Freddie Mac
First loss positions:
Transferred to third parties
First loss positions:
Retained by Freddie Mac
$0.2
$0.6
$5.5
$6.7
$8.8
$10.7
$0.7
$0.9
$1.2
$1.9
$1.7
$1.7
$1.2
$2.7
Freddie Mac
senior loss positions
2
$166.3
$183.3
$216.3
$292.8
Total reference pools
$174.2
$192.5
$227.7
$308.6

©  Freddie Mac
Single-family
credit
quality
-
purchases
Percent (%)
1
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
2
Credit score data is based on FICO scores at the time of loan origination or Freddie Mac’s purchase and may not be indicative of the borrowers’ current creditworthiness.  FICO scores can range between approximately 300 and 850 points.
15
80
77
77
97
91
82
75
66
67
67
68
71
76
73
67
70
70
76
75
76
73
2009
2010
2011
2012
2013
2014
YTD
2015
Relief refinance (includes HARP)
All other
Total purchases
738
747
744
740
727
713
721
757
758
759
762
756
748
753
756
755
755
756
749
744
751
2009
2010
2011
2012
2013
2014
YTD
2015
Relief refinance (includes HARP)
All other
Total purchases
Weighted Average Credit Score
2
Weighted Average Original LTV Ratio
1

1
Loans acquired after 2008, excluding HARP and other relief refinance loans which are presented separately.
Concentration of Credit Risk
Percent (%)
Serious Delinquency Rates
Percent (%)
16
63
2
19
6
12
83
6
9
% of Portfolio
As of June 30, 2015
% of Credit Losses
For Six Months Ended June 30, 2015
New single-family book¹
HARP and other relief refinance loans
2005 -
2008 legacy single-family book
Pre-2005 legacy single-family book
0.23
0.23
0.24
0.22
0.21
0.66
0.70
0.75
0.75
0.70
7.93
7.66
7.59
7.10
6.54
3.11
3.12
3.10
2.97
2.75
2.07
1.96
1.88
1.73
1.53
2Q
2014
3Q
2014
4Q
2014
1Q
2015
2Q
2015
New single-family book¹
HARP and other relief refinance loans
2005 -
2008 legacy single-family book
Pre-2005 legacy single-family book
Total
©  Freddie Mac
Single-family credit quality – credit guarantee
portfolio

©  Freddie Mac
Single-family real estate owned
Property Inventory
2Q15 Activity
Historical Trend
Ending Property Inventory
(Number of Properties)
(Number of Properties)
17
22,738
19,484
5,824
(9,078)
03/31/15
Inventory
Acquisitions
Dispositions
06/30/15
Inventory
45k
23k
47k
47k
44k
36k
29k
26k
19k
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

©  Freddie Mac
1
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the second quarter of
2015.
1
1
1
16.16%
4.24%
2.46%
1.73%
Single-family Serious Delinquency Rates
Single-family mortgage market and Freddie Mac
delinquency rates
2
18
0
4
8
12
16
20
24
28
32
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Total Mortgage Market
Prime
Subprime
Freddie Mac
2
See “MD&A – RISK MANAGEMENT – Credit Risk Overview – Single-Family Mortgage Credit Risk  Framework and Profile– Monitoring Loan Performance” in Freddie Mac’s Form 10-K
for the year ended December 31, 2014, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at June 30, 2015 was 1.53%.

©  Freddie Mac
Total Multifamily Portfolio
UPB $ Billions
Multifamily business volume and portfolio
composition
Multifamily New Business Volume
$ Billions
1
Primarily K-Deals.
19
$15
$20
$29
$26
$28
$23
2010
2011
2012
2013
2014
YTD
2015
$179
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
06/30/15
MF unsecuritized loan portfolio
MF investment securities portfolio
MF guarantee portfolio¹
$169
$167
$180
$177
$169

©  Freddie Mac
Note: Totals may not add due to rounding.
Multifamily percentage of affordable units financed
Multifamily Acquisitions of Units by Area Median Income (AMI)
% of Units Acquired
20
87% of units
acquired year-to-
date June 30,
2015 are
affordable to
households
earning at or
below 100% AMI
11%
8%
14%
12%
16%
17%
13%
12%
62%
56%
61%
67%
63%
58%
61%
59%
17%
19%
15%
14%
13%
14%
16%
16%
11%
18%
10%
7%
8%
11%
10%
13%
2008
2009
2010
2011
2012
2013
2014
YTD 2015
50% AMI or less
>50%-80% AMI
>80%-100% AMI
>100% AMI

©  Freddie Mac
K-Deal
Securitization
Volume
1
UPB $ Billions
Multifamily securitization volume
1
Represents the UPB of multifamily loans sold via Freddie Mac’s K Certificate transactions.
Note:  Totals may not add due to rounding.
21
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$15.2
2009
2010
2011
2012
2013
2014
YTD
2015
2009
2010
2011
2012
2013
2014
YTD
2015
Total
Total UPB
1
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$15.2
$108.0
Number of
Transactions
2
6
12
17
19
17

85

©  Freddie Mac
0.00%
Multifamily market and Freddie Mac delinquency rates
Percent
1
See
“MD&A
–
RISK
MANAGEMENT
–
Credit
Risk
Overview
–
Multifamily
Mortgage
Credit
Risk
Profile”
in
Freddie
Mac’s
Form
10-K
for
the
year
ended
December
31,
2014,
for
information
about
the
company’s
reported
multifamily
delinquency
rate.
The
multifamily
delinquency
rate
at
June
30,
2015
was
0.01%.
Source:
Freddie
Mac,
FDIC
Quarterly
Banking
Profile,
TREPP
(CMBS
multifamily
60+
delinquency
rate,
excluding
REOs),
American
Council
of
Life
Insurers
(ACLI).
Non-Freddie
Mac data is not yet available for the second quarter of 2015.
1.22%
0.41%
0.03%
22
0
2
4
6
8
10
12
14
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
Freddie Mac (60+ day)
1
FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day)
ACLI Investment Bulletin (60+ day)

©  Freddie Mac
Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit
Investments –
Purchase Agreement portfolio limits
Indebtedness
1, 3
$ Billions
Mortgage Assets
1, 2
$ Billions
1
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur.  Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2014 for more information.
2
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly
Volume
Summary
reports,
which
are
available
on
its
Web
site
and
in
Current
Reports
on
Form
8-K
filed
with
the
Securities
and
Exchange
Commission
(SEC).
3
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
Indebtedness limit
Total debt outstanding
23
$454
$451
$417
$663
$564
$564
$564
$564
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
$408
$406
$383
$470
$470
$470
$470
$399
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15

©  Freddie Mac
1
Based on unpaid principal balances and excludes mortgage-related securities traded, but not yet settled.  The mortgage-related investments portfolio is determined without giving effect to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs).
2
Mortgage loans totaled $161.2 billion at June 30, 2015 of which $106.6 billion were single-family and $54.7 billion were multifamily.
Mortgage-Related
Investments
Portfolio
1
$ Billions
$755
$697
$653
$558
$461
24
$408
$383
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
06/30/15
Mortgage Loans
2
Non-Freddie Mac Mortgage-Related Securities (Non-Agency)
Non-Freddie Mac Mortgage-Related Securities (Agency)
Freddie Mac PCs and Structured Securities
Investments – mortgage-related investments portfolio
composition

©  Freddie Mac
More Liquid versus Less Liquid Assets
$ Billions
25
1
Less liquid assets include unsecuritized single-family and multifamily mortgage loans, certain structured agency securities collateralized with non-agency mortgage-related securities, and the company’s investments in non-agency mortgage-related securities.
62%
63%
62%
59%
59%
58%
36%
38%
37%
38%
41%
41%
42%
$558
$461
$434
$420
$414
$408
$383
12/31/12
12/31/13
03/31/14
06/30/14
03/30/14
12/31/14
06/30/15
Less Liquid Assets
1
More Liquid Assets
64%
Investments – mortgage-related investments portfolio:
More liquid versus less liquid assets

©  Freddie Mac
$ Millions
Average Monthly PMVS-Level
1
Interest-rate risk measures
Average Monthly Duration Gap
2
Months
1
Portfolio Market Value Sensitivity, or PMVS, is an estimate of the change in the market value of Freddie Mac’s financial assets and liabilities from an instantaneous 50 basis point shock to interest rates, assuming no rebalancing actions are undertaken and assuming the mortgage-to-LIBOR basis does not change.  PMVS-Level or PMVS-L measures the estimated sensitivity of the company’s portfolio market value to parallel movements in interest rates.
2
Duration
gap
measures
the
difference
in
price
sensitivity
to
interest
rate
changes
between
Freddie
Mac’s
financial
assets
and
liabilities,
and
is
expressed
in
months
relative
to
the
market value of assets.
26
$95
$26
$23
$55
$93
$127
$99
$122
$146
$105
$90
$78
$123
0
50
100
150
200
Jun
14
Jul
14
Aug
14
Sep
14
Oct
14
Nov
14
Dec
14
Jan
15
Feb
15
Mar
15
Apr
15
May
15
Jun
15
(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
5
6
Jun
14
Jul
14
Aug
14
Sep
14
Oct
14
Nov
14
Dec
14
Jan
15
Feb
15
Mar
15
Apr
15
May
15
Jun

©  Freddie Mac
Safe Harbor Statements
Freddie Mac obligations
Freddie
Mac’s
securities
are
obligations
of
Freddie
Mac
only.
The
securities,
including
any
interest
or
return
of
discount
on
the
securities,
are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its single-family, investment and multifamily businesses, its loan workout initiatives and other efforts to assist the U.S. residential mortgage market, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans we guarantee, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-
looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control.
Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government
(including FHFA, Treasury
and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.
27